Lianyungang HK Battery Technology Inc. Joint Venture Agreement

连云港正道电池技术有限公司合资经营合同

CHAPTER I GENERAL PROVISIONS

第一章 总则

In accordance with the Law of the People’s Republic of China on Joint Ventures Using Chinese and Foreign Investment (the "Joint Venture Law"), The Company Law of the People’s Republic of China (the “Company Law”) and other relevant Chinese laws and regulations, HK BATTERY TECHNOLOGY INC., a company established and existing under the laws of Delaware USA with a business address 800 E Colorado Blvd., Suite 888, Pasadena, CA 91101 (“HKBT”); and JIANGSU NEW HEAD LINE DEVELOPMENT GROUP CO. LTD., a company established and existing under the laws of China, with a business address at Level 8 Wuchan Mansion, Tianshan Road, Lianyungang Economic and Technological Development Zone, Lianyungang, Jiangsu Povince, China (“NHLDG”); Agreement to jointly invest to set up a joint venture enterpirse, Liangyungang HK Battery Technology Inc. (the “Company”), in Lianyungang Economic and Technological Development Zone, and enter into this joint venture agreement (the “Agreement”).

HK Battery Technology Inc.，一家根据美国法律合法组建并存续的公司，其注册地址为800 E Colorado Blvd.,Ste 888,Pasadena,CA91101.（下称“甲方”），与江苏新海连发展集团有限公司，一家根据中国法律合法组建并存续的公司，其注册地址为江苏省连云港经济技术开发区天山路物产大厦第八层（下称“乙方”），已根据《中华人民共和国中外合资经营企业法》（“合资企业法”）、《中华人民共和国公司法》（“公司法”）及其他有关的中华人民共和国（“中国”）的法律和法规签订了《连云港正道电池技术有限公司合资经营合同》（下称“合资合同”）。

CHAPTER II PARTIES OF JOINT VENTURE

第二章 合资方

2.1 Parties of Joint Venture

第2.1条  合资方

The Parties(the “Parties”) to this contract are as follow:

本合同合资双方（合称“双方”、单独称“一方”）的情况如下：

HK Battery Technology Inc.

Established Location: USA

Registered Address: 800 E Colorado Blvd., Suite 888, Pasadena, CA 91101, USA

HK Battery Technology Inc.

成立地点：美国

公司代表人：徐建国

国籍：加拿大

职务：首席执行官

注册地址：800 E Colorado Blvd.,Ste 888,Pasadena,CA91101.

Jiangsu New Head Line Development Group CO. LTD.

Established Loaction: Lianyungang, Jiangsu Province,China

Legal Person: Rukai Zhang

Nationality: China

Titile: General Manager

Registered Address: Level 8 Wuchan Mansion, Tianshan Road, Lianyungang Economic and Technological Development Zone, Lianyungang, Jiangsu Povince, China

江苏新海连发展集团有限公司

成立地点：江苏省连云港市

法定代表人：张汝凯

国籍：中国

职务：总经理

注册地址：江苏省连云港经济技术开发区天山路物产大厦第八层

CHAPTER III THE COMPANY

第三章 公司

3.1 The Company Situation

第3.1条  公司情况

The legal name and the registered address of the Company is:

公司的法定名称和地址为：

English Name：LianYunGang HK Battery Technology Co. LTD

中文名称：连云港正道电池技术有限公司

英文名称：LianYunGang Hybrid Kinetic Battery Technology Co.LTD

Registered Address: North Huanghai Avenue, East Linhong Road, Lianyungang Economic and Technological, Lianyungang, Jiangsu Province, China

法定地址：中国江苏省连云港经济技术开发区黄海大道以北、临洪路东

The Company is registered in Lianyungang Municipal Bureau of Industry and Commerce Administration (“Registration Authority”).

公司在江苏省连云港经济技术开发区工商行政管理局（“注册机关”）登记注册。

3.2 Legal Person

第3.2条  法人地位

The company is set up in accordance with the Joint Venture Law and the Company Law.

公司是根据《中华人民共和国中外合资经营企业法》和《中华人民共和国公司法》成立的中国企业法人。

3.3 Limited Liability Company

第3.3条  有限责任公司

The Company is a limited liability company. Each party to the Company is liable to the Company within the limit of the capital subscribed by it. The profits, risks and losses of the joint venture company shall be shared by the parties in proportion to their contributions to the registered capital.

公司的组织形式为有限责任公司。公司以其所有财产承担其债务和其他责任，而双方均不因公司的债务或义务对任何个人或实体承担责任。公司的利润由双方按其各自向公司缴付的出资额分配。公司的亏损风险以双方向公司认缴的出资额为限由双方承担。

3.4 Subsidiaries

第3.4条  分支机构

With the approval of the Board of directors of the Company (the “Board”) and relevant government organizations, the company can set up subsidiaries all over the word.

经公司董事会（“董事会”）批准并在得到有关的中国政府批准后（如需要），公司可在中国境内外设立分支机构。

3.5 Compliance with Laws

第3.5条  遵守法律

All activities of the joint venture company shall be governed by the laws, decrees and pertinent rules and regulations of the People’s Republic of China.

公司在中国的所有活动应当遵守中国已颁布的法律和法规（合称“中国法律”），公司的全部权利和利益均受中国法律保护。

CHAPTER IV THE PURPOSE AND SCOPE OF BUSINESS

第四章 经营目标和经营范围

4.1 Purpose of Business

第4.1条  经营目标

The goals of the parties to the Company are to bring advance materials into China, and develop energy saving and eco-friendly business. The Company will build plants to produce advanced materials and parts for new energy vehicle in China, achieve commercial applications for energy saving and eco-friendly technologies.

各方合资经营的目标是本着将具有开创性的新型材料引入中国，发展节能环保事业的目的，合资公司在连云港建设大型新材料与新能源汽车零部件生产基地，实现节能环保技术在中国的大规模商业推广应用。

4.2 Business Scope

第4.2条  经营范围

The business scope of the Company is: battery materials for new energy vehicle, battery development, research, production, sales and relevant design, install and technical services (limited, banned and special permit required scopes by Chinese government are not included).

公司的经营范围为：新能源汽车电池材料、电池的开发、研究、生产及与此相关的设计、安装、技术服务（以上经营范围涉及国家限制、禁止及专项审批的均除外）。

CHAPTER IV INVESTMENT AND REGISTERED CAPITAL

第五章  投资总额和注册资本

5.1 Investment and Registered Capital

第5.1条  投资总额及注册资本

The total investment for the Company is one hundred million US dollar (US$100,000,000.00).

公司的投资总额为：壹亿美元整（USD100,000,000.00）。

5.2 Registered Capital

第5.2条  注册资本

The registered capital of the Company is forty million US dollar (US$40,000,000.00),

公司的注册资本为肆仟万美元（USD40,000,000.00），其中：

(1)HKBT shall invest twenty five million US dollar (US$ 25,000,000.00), which is 62.5% registered capital.

 (1)甲方的出资额为贰仟伍佰万美元整（USD25,000,000.00），相当于注册资本百分之陆拾贰点伍（62.5%）。

(2)NHLDG shall invest fifteen million US dollar, which is 37.5% registered capital.

 (2)乙方出资额为壹仟伍佰万美元整（USD15,000,000.00），相当于注册资本百分之叁拾柒点五（37.5%）。

5.3 Form of Capital

第5.3条  出资形式

(1) HKBT shall invest fifteen million US dollar cash, and intangible property which worth ten million US dollar.

 (1)甲方出资额中的1500万美元以美元现汇出资,1000万美元以专有技术作价出资（具体技术出资额以有资质的评估机构出具的评估报告中认定的数字为准，不足部分以美元现汇补齐）。

(2) NHLDG shall invest $ fifteen million US dollar in the form of RMB. The total amount of cash investment from HKLDG shall be calculated by the CNY/USD exchanged rate announced by the People’s Bank of China on the delivery date.

 (2)乙方以人民币货币形式缴付出资，并按中国人民银行于乙方缴付日公布的人民币兑美元的中间汇率计算所出资人民币金额。

5.4 Capital Delivery Date

第5.4条  出资时间

Each party shall pay 15% of total investment in three(3) months after the Company set up, and pay full amount in two(2) years after the Company set up. The Board may ask the Parties to pay their investment anytime according to the requirement of the Company.

 每一方应自公司成立起的三(3)个月内缴付应缴出资额的15％，其他部分于公司成立之日起二(2)年内全部到位。但是董事会可根据公司流动资金需求要求双方提前缴付其各自认缴的出资。

5.5 Capital Contribution Certificate

第5.5条  出资证明书

(1)The Company shall appoint an accounting firm registered in China to verify the contribution and issue verification reports after investment is delivered. The Board shall issue capital contribution certificate in accordance with the verification reports.

 (1)一方缴付出资后，公司应聘请一家在中国注册的会计师事务所进行验资并出具验资报告，董事会应根据验资报告决定向该方签发出资证明书。

(2) Capital Contribution Certificate shall include the following items: name of the Company, date of registration, registered capital, names of the Parties, name of sponsors, amount and date of each contribution before the issuance of Capital Contribution Certificate, total contribution amount, and the series number and issuance date of the Capital Contribution Certificate. The Company shall issue a new Capital Contribution Certificate to any party which makes additional contributions; the party shall return the original capital contribution certificate to the Company to replace a new one.

 (2)出资证明书应载明下列事项：公司名称、公司登记日期、公司注册资本、双方的名称、出资方的名称以及出资方截至签发日每次出资的金额和日期、累计出资金额、出资证明书的编号和签发日期。一方缴付额外出资后公司向其签发新的出资证明书的，该方应将原出资证明书交还给公司，予以注销。

(3) The Capital Contribution Certificate shall bear the seal of the Company and the signature of the Chairman.

 (3)出资证明书应加盖公司公章并经公司董事长签署。

5.6 Change Registered Capital

第5.6条  注册资本的变更

The change of registered capital shall meet following conditions:

公司的注册资本在以下条件全部实现后方可变更：

(1) The written approval by each party;

(1)每一方均已对该项变更给予书面同意；

(2)The Board has unanimously approved the change;

(2)董事会已一致通过该项变更；

(3)Written approval by approving authority.

(3)审批机关已书面批准该项变更。

CHAPTER VI STOCK TRANSFER

第六章 股权转让

6.1 Right of Preemption

第6.1条  优先购买权

(1)(a)If any party (“Proposed Transferor”) intends to sell or transfer in multiple methods (collectively “Transfer” in Article 6.1) all or parts of its shares of the Company, a written notice (“Transfer Notice”) mentions the desired transfer, the percentage amount of the desired transfer (the “transfer of ownership”), the price of the desired transfer (the price should be disposable cash price paid in US dollar or RMB), identity of the proposed transferee, as well as the payment account if other parties would exercise its right of preemption, shall be delivered to the registered address, legal address, or the nearest mailing address personally or by agent.

(1)(a)

若一方（“拟转让方”）意欲出售或以其他方式转让（在本第6.1条中合称“转让”）其在公司的全部或部分股权时，应当以专人送递方式向其他方按其注册办公地址或法定地址或最近所知的通讯地址发出书面通知（“转让通知”），说明其意欲作出该转让、拟转让股权的百分比（“转让股权”）、拟转让价格（该价格应当为一次性以美元或人民币支付的现金价格）、拟受让人之身份，以及若其他方欲行使其优先购买权时应当支付款项的帐户。

(b) In the case of the above paragraph (a), other shareholders shall reply whether exercise the right of preemption within thirty (30) days after receiving the notice. If no response has been made within thirty (30) days after receiving the notice, the transaction shall be deemed approved. If other parties exercises its right of preemption, they can negotiated the proportion of purchase, if negotiation fails, they can exercise the right of preemption in accordance to their contribution proportion.

(b)在以上(a)款所述情形下，其他方应当在三十（30）日内答复是否主张优先受让权，在接到通知后的三十（30）日内未答复的，视为同意转让。

(c) If other parties don’t exercise the right of preemption in accordance with above provisions, after the thirty-day (30) period, the transferor shall transfer the ownership to the proposed transferee not less than the price stated in the written notice.

 (c)如果其他方没有根据以上条款行使其优先购买权，拟转让方有权在该三十（30）日限期届满后，按不低于转让通知中的拟转让价格向拟受让人转让拟转让股权。

(2) If any party exercise the right of preemption in accordance with above provisions, the Parties shall sign a contract (if the proposed transfer of ownership will be transferred to a third party, that party shall also sign the contract) to modify the Agreement and the Articles. The modified agreement and articles shall be submitted to the authority for approval, and change the Company registration information accordingly.

(2)若其他方按本条第(1)款行使其优先购买权，双方应当签订一份合同（如果拟转让股权将转让给第三方，该第三方亦应当签署该合同），以修改本合同和章程。修改后的合同和章程应当报商务主管机关审批，并相应地到公司注册机关变更公司注册资料。

6.2 The Authority of Profit Distribution of Transferee

6.2 受让人分配利润的权利

After the Proposed Transfer in Article 6.1 is finished, the assignee may have the authority of profit distribution as the Proposed Transferor had before.

在按以上第6.1条完成任何转让后,受让人有权享有转让人按本合同随时可以享有的与所转让股权之百分比相应的利润分配。

CHAPTER VII CONFIDENTIALITY

第七章 保密

7.1 Confidentiality

第7.1条  保密制度

In order to prevent the leak or improper use of the confidential information other than business, the Company shall establish a confidential system and take necessary security measures to constraint related personnel who has access to confidential information (including the confidentiality clause in the relevant individual labor contracts).

公司应当建立保密制度，并采取必要的保密措施约束因工作需要接触公司保密信息的有关人员（包括在有关的个人劳动合同中加入保密条款），以防止此类保密性信息被泄露或被用于公司业务以外的用途。

CHAPTER VIII THE BOARD

第八章 董事会

8.1 Position

第8.1条  地位

The Board is the highest authority of the Company. The Company does not have board of shareholders, the Board decides material effects of the Company.

董事会是公司的最高权力机构。公司不设股东会，由董事会决定公司的重大事项。

8.2 The Number, Appointment and Change of Board Member

第8.2条  董事人数、委派和撤换

(1) The Board consists of five (5) directors, three (3) directors shall be appointed by HKBT, and two (2) directors shall be appointed by NHLDG. The Chairman shall be appointed by HKBT.

(1)董事会由五(5)名董事组成，其中甲方委派三(3)名董事，乙方委派二(2)名董事。董事长由甲方委派的董事担任。

(2) The term of office for the directors is three (3) years, their term of office may be renewed if continuously appointed by the relevant party.

(2)每名董事任期三(3)年，经原委派方继续委派可连任。

(3) Each party can change/terminate its appointed directors at any time. If the Board seats are vacant by the replacement, retirement, resignation, injury, disability , death or any other reasons, the party have right to appoint a successor to complete the unexpired term for the open seat.

(3)每一方可随时撤换和/或更换其委派的董事。如因董事被撤换、退休、辞职、伤病、残疾、死亡或任何其他原因，董事会出现空缺，该缺席董事的原委派方有权委派继任人完成该董事余下的任期。

8.3 Resolution

第8.3条  决议的通过

The Board shall have the right to enact policies and lead the Company by resolution.

董事会应当以通过决议的方式行使制定政策和领导公司的权力。

Except specified by the Agreement, or other specific provisions of Articles, any individual directors (including chairman) cannot make any decisions or other behaviors over its competence on behalf of the Company.

除本合同或章程中有具体规定的外，任何董事个人（包括董事长）均不能代表公司作出应在董事会授权的范围内的任何决定或作出其他行为。

8.4 Legal Representative

第8.4条  法定代表人

The general manager is the legal representative of the Company. If the general manager is unable to perform the duties, the Board may elect a director to fulfill. The general manager or any legal representative appointed by the Board in accordance to this article shall represent the Company within the range authorized by the Board.

总经理为公司的法定代表人。如总经理不能履行其职责时，董事会可选举出一名董事履行。总经理或任何根据本条履行法定代表人职责的人士应在董事会授权的范围内对外代表公司。

8.5 Unanimously Adopted Resolution

第8.5条  须一致通过的决议

The following items shall be subject to the board meeting of directors or representatives, and passed with unanimously adopted resolutions:

下列事项须经所有亲自出席董事会会议的董事或董事代表一致通过有关决议方能作出决定：

(1)  Amendment of the Articles;

(1)公司章程的修改；

(2)  Change of the registered capital;

(2)公司注册资本的变更；

(3)  Suspension, dissolution or liquidation of the Company;

(3)公司的中止、解散或清算；

(4)  Merge with one or more economic entities;

(4)公司与一个或多个经济实体合并；

(5)  The Company splits into two or more entities;

(5)公司分立为两个或多个实体；

(6)  Disposal of Company’s real estate and intangible assets, retirement policy of fixed assets such as machinery and equipment, and any leasing asset which is more than 10% of the Company’s recent audited total assets.

(6)处置公司不动产及无形资产，制定公司机器设备等固定资产的报废政策以及出租资产总额高于公司最近经审计总资产10%以上；

(7)  Any mortgage, pledge or other encumbrance under Company asset, or third party guarantee under Company name, except for the wholly owned subsidiary of the Company.

(7)以公司资产设置任何抵押、质押或其他权利负担，或者以公司名义为除全资子公司外的第三方提供担保；

(8)  Cooperation with joint venture or partnership;

(8)公司通过合营、合伙等方式开展对外合作；

(9)  Transactions with related party;

(9)公司与关联方开展关联交易；

(10)Establish any subsidiary or branch;

(10)设立任何子公司或分公司；

(11)The acquisition of other companies or business entity, ownership, or extra budgetary assets during the year;

(11)收购任何其他公司或实体的业务、股权;收购任何本年度预算外的资产。

(12)Any foreign purchase or payment over one million RMB;

(12)本年度预算外超过100万元人民币的对外采购、支付；

(13) Any loan agreement not related with current business;

(13)对外提供与业务无关的融资性借款；

(14) Financing activities such as distribution of company bond, trust or asset securitization.

(14)发行公司债券、信托计划和资产证券化等融资行为。

(15) Pass of Company’s relevant and basic rules.

(15)通过公司重大及基本规章制度。

8.6 Activities Shall be Passed by More Than Two Thirds

第8.6条  须三分之二以上通过的相关事项

The following activities shall be passed on the Board meeting with more than two-thirds to make decisions:

下列事项须经所有亲自出席董事会会议的董事或董事代表三分之二以上通过有关决议方能作出决定：

(1)  The annual budget and final accounts for the Company;

(1)通过公司年度预算及决算；

(2)  Annual profit distribution.

(2)决定公司年度利润分配。

8.7 Other Resolutions

第8.7条  其他决议

Other activities which are not included in Article 9.5 and 9.6 shall be passed on the Board meeting with more than half to make decisions, these activities include but are not limited:

未列入第8.5条和8.6条的其他事项应由亲自或派代表出席董事会会议的董事以过半数赞成票通过有关的决议。这些事项包括但不限于以下事项：

(1) Engage in any business contract, transaction , arrangement or commitment which are outside general business of the Company;

(1)签订超出公司正常业务范围的任何合同、交易、安排或承诺；

(2)Any business activities other than ordinary business;

(2)从事公司业务以外的任何经营活动；

(3)Any change to the financial or accounting principles;

(3)变更公司的任何财务或会计政策;

(4)Any obligation to the customer’s recommendation or other matters to pay any commission to any person or enter into any agreement to pay commission or undertake liability to pay commission;

(4)就客户的推荐或其他事项向任何人士支付任何佣金或签订支付佣金的任何协议或承担支付佣金的任何义务；

(5) Any litigation and arbitration procedures over one million RMB, or any settlement over one million RMB involves litigation and arbitration;

(5)提起涉案金额超过人民币100万元的任何诉讼和仲裁程序，进行涉案金额超过人民币100万元的任何诉讼和仲裁程序的和解；

(6) Establish or change of any employee or director’s divident, pension or other benefit plans within the provisions of the annual budget;

(6)在年度预算或本合同规定的范围内，建立或变更任何雇员或董事利润分享、养老金或其他福利计划；

(7) Payment or reimbursement to any employee;

(7)向任何雇员支付薪水或适当费用报销之外的任何款项；

(8) To sign a long term contract or capital commitments, except approved by annual budget;

(8)签订任何重要的长期或资本承诺，公司年度预算中批准的除外；

(9) Recruitment, selection and dismissal of any senior management or any of the total annual remuneration of employees more than 500,000 RMB, or change the pay or conditions of these people;

(9)招聘、选择、解聘任何高级管理人员或任何年度报酬总额超过人民币50万元的雇员，或变更上述人士的报酬或条件；

(10) Appointment or dismissal of the Company’s auditing firm.

(10)聘任及解聘对公司进行审计的会计师事务所。

8.8 Board Meeting

第8.8条  董事会会议

(1) Board meeting shall be held at least one (1) time each year.

(1)每年应当最少举行一(1)次董事会例会。

(2) If two or more directors send a written request to chairman to discuss specified matters, the interim meeting of the Board shall be held to discuss those matters within thirty (30) days after the proposal received by the chairman.

(2)如二个或二个以上的董事向董事长书面提议要求讨论指定的事项，收到该提议的董事长应当在收到该书面提议后的三十（30）日内召开董事会临时会议讨论该等事项。

(3) Board meeting shall be presided by chairman, if the chairman is absent, a director shall be elected to preside the meeting by attending directors.

(3)董事会会议应当由董事长主持，董事长缺席时，由所有出席董事会会议的董事或董事代表选出一名董事主持。

8.9 Quorum

第8.9条  法定人数

(1) The Board meeting shall be held when five (5) directors or appointed agents are present.

(1)董事会会议应当由五(5)名董事亲自或派代表出席，方能正式召开。

(2) If a quorum is not present at the time of the meeting, the meeting shall stand adjourned to fourteen (14) days. The time, location, and business of meeting shall not be changed.

(2)如预定召开的董事会会议因法定人数不足未能召开，该会议应当自动延期十四（14）日举行。会议的时间、地点和议程不得变动。

(3) If a quorum is not present at the adjourned meeting, the adjourned meeting shall not require quorum, but at least one director appointed by HKBT and one director appointed by NHLDG shall present at the meeting.

(3)该延期会议仍未能达到法定人数要求，延期举行的会议将无法定人数的要求，但至少应有一名甲方任命的董事、一名乙方任命的董事出席该会议。

8.10 Form of Meeting and Resolution

第8.10条  会议和决议的形式

(1) Board meeting may be held in additional to Lianyugang or other locations determined by the Board. The Board meeting can be held with telephone or other forms of communication in all cases the directors can participate in the meeting and talk to each other.

(1)董事会会议除了可在连云港或由董事会决定的其他地点进行外，亦可在所有参与会议的董事能互相通话的情况下借助电话或其他通讯方式进行。

(2) The Board may approve a resolution without holding a Board meeting, the passed resolution shall be valid only all the directors sign in the same document or on separate copies of the document. The adoption date of the resolution shall be the last date of signature of the document (or the copy of document). A writing resolution in accordance with this Article 9.9 (2) shall have the same effect as approved by the Board meeting.

(2)董事会亦可用不召开董事会会议的形式通过决议，但需要由全体董事在同一份文件或分别在该文件的不同复本上签字同意方为有效。有关决议通过的日期应当是最后在该文件（或该文件的其中一份复本）上签字的董事签字的日期。按本第8.10(2)条通过的书面决议与董事亲自出席董事会会议通过的决议具有同等效力。

8.11 Notice of Meeting and Agenda

第8.11条  会议的通知和议程

(1) The Board meeting place, time, and agenda should be decided by the Board of Directors at the last board meeting. Notice of meeting with meeting place, time and agenda shall be sent by the Gereral Manager’s Office to each directors within fifteen (15) days in advance of the meeting for necessary arrangements and preparations for each directors to participate in the meeting.

(1)每次董事会会议的地点、时间和议程应当由董事会于上次董事会会议决定。董事会会议的地点和时间的通知以及议程通知由总经理办公室向每一名董事发出，并最少于该会议举行的十五（15）日前送达，以便每一名董事作出参加该会议所必需的安排和准备。

(2) The Board shall discuss the business by the order listed in the agenda.

(2)每次董事会会议议程通知所列事项应当按该议程顺序讨论。

8.12 Proxy

第8.12条  委托代表

If any director is unable to attend any board meeting to exercise right and perform the responsibility, he shall appoint other person to attend the meeting on his behalf to vote and to fulfill the responsibilities. The instrument appointing a proxy shall be deposited at the Registered Office or president of the Board meeting before or on the meeting.

如董事不能出席任何董事会会议以行使其职权或履行其责任，可委托其他人士代其出席、表决和履行其职责。凡委托代表，都应当由作出委托的董事签署委托书，委托书应当在该会议上或会议之前，或委托代表行使职权或履行责任之前，提交该董事会会议的主持人或报送总经理办公室。

8.13 Voting Right

第8.13条  投票权

Each director or the proxy of director shall have only one (1) vote. If the director is appointed by one or more directors as the representative, this director shall have one (1) vote for every directors it represent in addition to the one (1) vote of its own.

每一名董事或董事代表只有一(1)票投票权。若该董事同时受一个或一个以上董事委托为代表，则除其自身的一(1)票投票权之外，还享有每一位委托的董事的一(1)票投票权。

8.14 Board Minutes

第8.14条  会议记录

(1) All Board Minutes, and all written resolutions under Article 8.10 (2), shall be written in Chinese, and signed by the directors for confirmation. The documents shall be kept in the meeting book of the Board meeting of the Company.

(1)所有董事会的会议记录，及所有第8.10(2)条所指的书面决议，应当用中文书写，由董事签署确认，并存于公司的董事会会议记录册内。

(2) The Company shall keep the Board Minutes Record Book. In addition to the written resolution of each Board meeting and the entire Article 8.10 (2), the Board Minutes Record Book shall record the related documents for appointment, replacement, resignation of each director and representative, the notification, agenda (if applicable, the written proposal under Article 8.8 (2) shall be included), and other submitted documents to the Board shall be included.

 (2)公司应当保存董事会会议记录册。除包含每一次董事会会议记录和全部第8.10(2)条所指的书面决议外，该会议记录册也应当记录每一位董事和每个董事委托的代表的委派、撤换和辞职并包含与此有关的文件，还应当包括每一次董事会会议所发出的通知、议程（若适用时，应当包含第8.8条(2)款所述的董事书面提议）以及其他提交给董事会的文件。

(3) Each party has right to inspect and copy above documents. The Company shall facilitate such inspection and copy.

(3)每一方有权查阅和复印上述会议记录。公司应当为此类查阅和复印提供便利。

CHAPTER IX SUPTERVISOR COMMITTEE

第九章 监事会

9.1 Supervisor Committee

第9.1条  监事会

(1) The Company shall have Supervisor Committee, which is combined of three (3) supervisors, HKBT and NHLDG shall each appoint a supervisor to the Company, and the third shall be nominated by the Employee Representative Meeting. Any director or senior manager of the Company cannot serve as a supervisor.

（1）公司设监事会，监事会由三（3）名监事组成（包括一名监事会主席），其中甲方和乙方各委派一名监事，另一名监事由公司职工代表大会选举产生。监事会主席由全体监事选举产生。公司的任何董事或高级经理不能兼任监事。

(2) Each supervisor term is three (3) years, their term may be renewed if continuously appointed by the relevant party or approved by the Employee Representative Meeting.

(2)每名监事任期三(3)年，经原委派方继续委派或职工代表大会同意可连任。

(3) Any party may terminate or replace its appointed supervisor at any time. If the Board of supervisor occurs vacancy due to the retirement, resignation, injury, disability, death or any other reason, the relevant party or employee representative meeting has the right to appoint or elect the successor to complete the unexpired term.

（3）原委派方或职工代表大会可随时撤换和/或更换其委派或选举的董监事。如因监事被撤换、退休、辞职、伤病、残疾、死亡或任何其他原因不能履行监事职责，监事会出现空缺，该监事的原委派方或职工代表大会有权委派或选举继任人完成该监事余下的任期。

9.2 Authority of Supervisor Committee

第9.2条  监事会职权

The Supervisor Committee shall exercise the following power:

监事会行使下列职权：

(1)Audit the Company’s financials;

（1）检查公司财务；

(2) Supervise directors, and senior managers’ behavior and performances, and make removal purpose for any violate laws, administrative regulation, or the articles;

（2）对董事、高级管理人员执行公司职务的行为进行监督，对违反法律、行政法规或公司章程的董事、高级管理人员提出罢免的建议；

(3) Require directors and senior managers to correct their behaviors when the directors, senior managers harm the interests of the Company;

（3）当董事、高级管理人员的行为损害公司的利益时，要求董事、高级管理人员予以纠正；

(4)Prosecute the directors, senior managers in accordance with the relevant provisions of the China Company law.

（4）依照中国公司法的相关规定，对董事、高级管理人员提起诉讼；和

(5) Other authority specified by the Company Laws or the Articles

（5）中国公司法或公司章程规定的其他职权。

9.3 Resolution

第9.3条  决议的通过

The Supervisor Resolution shall be passed on the Supervisor Meeting with more than half to make decisions.

监事会的决议须经所有亲自出席监事会会议的监事或监事代表以过半数赞成票通过。

9.4 Supervisor Committee Meeting

第9.4条  监事会会议

(1) The Supervisor Meeting shall be held at least one (1) time each year.

(1)每年应当最少举行一(1)次监事会例会。

(2) If two or more supervisors send a written request to chairman to discuss specified matters, the interim meeting of the Supervisor Committee shall be held to discuss those matters within thirty (30) days after the proposal received by the chairman.

(2)如一个或一个以上的监事向监事会主席书面提议要求讨论指定的事项，监事会主席应当在收到该书面提议后的三十（30）日内召开监事会临时会议讨论该等事项。

(3) The Supervisor Committee Meeting shall be presided by the chairman of Supervisor Committee, if the chairman is absent, a supervisor shall be elected to preside the meeting by attending supervisors.

 (3)监事会会议应当由监事会主席主持，监事会主席缺席时，由所有出席监事会会议的监事或监事代表选出一名监事主持。

9.5 Quorum

第9.5条  法定人数

The Supervisor Committee Meeting shall be held when three (3) supervisors or appointed proxies are present.

监事会会议应当由三(3)名监事亲自或派代表出席，方能正式召开。

9.6 Form of Meeting and Resolution

第9.6条  会议和决议的形式

(1) The meeting may be held in additional to Lianyugang or other locations determined by the Supervisor Committee. The Supervisor Committee meeting can be held with telephone or other forms of communication in all cases the supervisors can participate in the meeting and talk to each other.

(1)监事会议除了可在连云港或由监事会决定的其他地点进行外，亦可在所有参与会议的监事能互相通话的情况下借助电话或其他通讯方式进行。

(2) The Supervisor Committee may approve a resolution without holding a Supervisor Committee meeting, the passed resolution shall be valid only all the supervisors sign in the same document or on separate copies of the document. The adoption date of the resolution shall be the last date of signature of the document (or the copy of document). A writing resolution in accordance with this Section 9.6 (2) shall have the same effect as approved by the Board meeting.

 (2)监事会亦可用不召开监事会会议的形式通过决议，但需要由全体监事在同一份文件或分别在该文件的不同复本上签字同意方为有效。有关决议通过的日期应当是最后在该文件（或该文件的其中一份复本）上签字的监事签字的日期。按本第9.6(2)条通过的书面决议与监事亲自出席监事会会议通过的决议具有同等效力。

9.7 Notice of Meeting and Agenda

第9.7条  会议的通知和议程

(1) The Supervisor Committee meeting place, time, and agenda should be decided by the Supervisor Committee at the last board meeting. Notice of meeting with meeting place, time and agenda shall be sent by the Gereral Manager’s Office to each supervisor within fifteen (15) days in advance of the meeting for necessary arrangements and preparations for each supervisor to participate in the meeting.

(1)每次监事会会议的地点、时间和议程应当由监事会于上次监事会会议决定。监事会会议的地点和时间的通知以及议程通知由总经理办公室向每一名监事发出，并最少于该会议举行的十五（15）日前送达，以便每一名监事作出参加该会议所必需的安排和准备。

(2) The Supervisor Committee shall discuss the business by the order listed in the agenda.

(2)每次监事会会议议程通知所列事项应当按该议程顺序讨论。

9.8 Proxy

第9.8条  委托代表

If any supervisor is unable to attend any Supervisor Committee meeting to exercise right and perform the responsibility, he shall appoint other person to attend the meeting on his behalf to vote and to fulfill the responsibilities. The instrument appointing a proxy shall be deposited at the Registered Office or president of the Supervisor Committee meeting before or on the meeting.

如监事不能出席任何监事会会议以行使其职权或履行其责任，可委托其他人士代其出席、表决和履行其职责。凡委托代表，都应当由作出委托的监事签署委托书，委托书应当在该会议上或会议之前，或委托代表行使职权或履行责任之前，提交该监事会会议的主持人或报送总经理办公室。

9.9 Voting Right

第9.9条  投票权

Each supervisor or the proxy of supervisor shall have only one (1) vote. If the supervisor is appointed by one or more supervisor s as the representative, this supervisor shall have one vote for every supervisors it represents in addition to the one (1) vote of its own,

每一名监事会或监事代表只有一(1)票投票权。若该监事同时受一个或一个以上监事委托为代表，则除其自身的一(1)票投票权之外，还享有每一位委托的监事的一(1)票投票权。

9.10 Meeting Records

第9.10条  会议记录

(1) All meeting records, and all written resolutions under Section 9.6 (2), shall be written in Chinese, and signed by the supervisors for confirmation. The documents shall be kept in the meeting book of the Supervisor Committee meeting of the Company.

(1)所有监事会的会议记录，及所有第9.6(2)条所指的书面决议，应当用中文书写，由监事签署确认，并存于公司的监事会会议记录册内。

(2) The Company shall keep the Meeting Record Book. In addition to the written resolution of each Supervisor Committee meeting and the entire Section 9.6 (2), the Meeting Record Book shall record the related documents for appointment, replacement, resignation of each supervisor and proxy, the notification, agenda (if applicable, the written proposal under Section 9.4 (2) shall be included), and other submitted documents to the Supervisor Committee shall be included.

(2)公司应当保存监事会会议记录册。除包含每一次监事会会议记录和全部第9.6(2)条所指的书面决议外，该会议记录册也应当记录每一位监事和每个监事委托的代表的委派、撤换和辞职并包含与此有关的文件，还应当包括每一次监事会会议所发出的通知、议程（若适用时，应当包含第9.4条(2)款所述的监事书面提议）以及其他提交给监事会的文件。

(3) Each party has right to inspect and copy above documents. The Company shall facilitate such inspection and copy.

(3)每一方有权查阅和复印上述会议记录。公司应当为此类查阅和复印提供便利。

CHAPTER XI OPERATION AND ADMINISTRATION ORGANIZATION

第十章 经营和管理机构

10.1 General Manager

第10.1条  总经理

The Company shall establish a management office which shall be responsible for its daily management. The management office shall have one general manager, several deputy general managers, one financial director, one deputy financial director (the “Management Team”), the management shall be lead by general manager. The Company shall adopt the system of the general manager responsibility under the supervision of the board of directors.

公司应当设立一个管理机构，负责公司的日常管理。管理机构应由一位总经理，若干副总经理，一位财务总监，一位财务副总监（合称“高级管理人员”）组成，并由总经理领导。公司应当采用在董事会领导下的总经理负责制。

10.2 General Manager

第10.2条  总经理

General Manager shall have the appropriate business management qualifications and adequate professional experience. HKBT shall nominate the General Manager, the Board of Directors shall appoint the General Manager and Vice Presidents; HKBT shall appoint the Chief Financial Officer, NHLDG shall appoint the Vice Financial Officer, General Manager is responsible for:

总经理应当具有管理方面适合的业务资历和足够的专业经验。总经理由甲方提名，总经理及副总经理均由董事会任命；财务总监由甲方委派，财务副总监由乙方委派，总经理的主要职责为：

(1)Daily operation and management of the Company;

(1)组织和领导公司的日常经营和管理；

(2)Implementation of the approved Board resolution and Budget;

(2)实施董事会决议以及董事会批准的预算；

(3)Formulate rules, regulations, functions of departments, and implement after approved by the Board;

(3)制订公司经营管理的规章制度、各部门分工和职能，并在提交董事会批准后加以实施；

(4) Draft annual plan and budget of the Company, and implement after approved by the Board;

(4)组织编制年度计划和预算，并在提交董事会批准后加以实施；

(5) Make proposal to the Board for the organizational structure of the business needs, hire and dismiss employees (excluding the employees appointed by the Board of Directors), and decide reward, promotion, salary of employee (shall comply with the wage plan approved by the Board);

(5)向董事会建议适合公司业务需要的组织结构，雇佣和辞退公司雇员（由董事会任命的雇员除外），并决定雇员的奖惩、升职以及薪金（在符合董事会批准的工资计划的前提下）；

(6) Develop training programs and implementation;

(6)负责制订人员培训计划，并组织实施；

(7) Prepare a written report with suggestions for revenue and expenditure improvement to the Board on a regular basis;

(7)准备并向董事会提交有关公司收支情况的定期书面报告连同改进建议；

(8) Act as a representative of the Company authorized by the Board in any litigation or arbitration;

(8)在任何诉讼或仲裁程序的起诉或应诉中，经董事会授权作为公司的代表行事；

(9) Improve relationship regarding Company activities with other organizations, business and government organizations within the limit of the articles and resolution provisions approved by the Board;

(9)在公司章程规定和董事会不时作出的决议规定的限度内，就公司的活动代表公司处理与其他组织、企业和政府部门的关系；

(10) Perform all responsibilities which specified by the Articles, authorized by the Board, or required by position, except the resolution by the Articles or Board from time to time.

(10)履行公司章程赋予其或董事会委任其承担或其职务内在要求的所有其他责任，但公司章程或董事会不时作出的决议有限制者除外。

10.3 Business Departments

第10.3条  业务部门

General Manager shall set up related departments according to business requirement. The rules, responsibilities, and the scope of authority of each department shall be proposed by the General Manager, and approved by the Board.

总经理应当按公司的业务需要，设立有关的业务部门。每个业务部门的规则和程序，以及其责任、职权的范围和授权由总经理提议并由董事会批准。

10.4 Board Meeting Attendance

第10.4条  出席董事会会议

If the General Manager is not a director of the Board, the General Manager may (unless rejected by the Board) attend the Board meetings to report activities of the Company.

若总经理不是董事，亦可（除非董事会有相反决定）列席董事会会议，以便向董事会汇报公司的工作。

10.5 Part Time Position

第10.5条  兼职

(1) Directors may serve senior managers positions of the Company.

(1)董事可同时出任公司高级管理人员的职务。

(2) Unless approved by the Board, any senior managers of the Company shall not serve as any senior management positions in any economic entity in China or abroad that completes with the Company. If any senior managers corrupt, misconduct, incompetent of its responsibilities, the Board has right to terminate its positions at anytime.

(2)除非经董事会事先批准，任何高级管理人员均不可同时在中国境内外的另一个经济实体（公司的关联公司除外）出任高级管理人员或从事与公司利益相竞争的任何活动。如有贪污受贿、严重渎职、不胜任或其他与高级管理人员的职责不符的行为，董事会有权通过董事会决议的方式随时将其撤换。

CHAPTER XI LABOR MANAGEMENT

第十一章 劳动管理

11.1 Hiring Autonomy

第11.1条  用工自主权

The Company shall have the hiring autonomy, and recruit staff from local or overseas in accordance with Chinese laws. When recruiting employees, the Company shall make choice based on candidate qualifications.

公司应当有用工自主权，并依照中国法律有权直接在本地或海外的市场招募和聘用员工（“员工”）。在招募员工时，公司应当根据应征者的资格作出选择。

11.2 Compliance with Laws

第11.2条  遵守法律

The employment, recruitment, dismissal resignation, wages, benefits, labor insurance, labor protection, labor discipline and other matters shall be in accordance with Chinese laws.

员工的雇佣、招聘、解雇、辞职以及其工资、福利待遇、劳动保险、劳动保护、劳动纪律以及其他事项，应当按照中国法律的规定办理。

11.3 Employment Contract

第11.3条  劳动合同

The rights and obligations of the Company and each employee shall be stipulated in the employment contract.

公司和每位员工的权利和义务应当在公司与该员工单独签订的劳动合同中予以规定。

11.4 Labor Union

第11.4条  工会组织

Employees shall have the right to establish the labor union and organize the activities in accordance with the provisions of Chicness laws. Employee shall use their spare time to participate labor union activities without prejudice to the Company’s business activities and the employee’s work.

员工有权按照中国法律的规定建立工会组织，进行工会活动。员工按自愿原则参加工会或其活动。员工应当利用业余时间参加工会活动，并以不妨碍公司的业务活动及该员工的工作为前提。

11.5 Employees involved in Board meeting

第11.5条  员工参与董事会会议

If the Board meeting is held for discussing the important issues related to wage, incentive programs or benefits, the Board shall invite representatives (no more than two) from labor union to attend the Board meeting to express the views and claims of employees. Such representatives shall not vote in the Board meeting. The directors have the right to discuss the issues on their own before or after the representatives from labor union attend the meeting.

若董事会讨论与国内员工的工资制度、奖励计划和福利有关的重要事项，根据中国法律要求，则应当邀请公司的工会组织派代表（不超过两名）出席该董事会会议，以表达员工的意见和要求。但此类代表没有任何表决权。董事有权在工会组织代表出席该会议之前或之后，自行讨论有关事项。

11.6 Training

第11.6条  培训

The Company shall provide training program for the management team and technical staffs to improve their quality.

公司应通过各种途径和方法为管理人员和技术人员提供培训以提高他们的素质。

CHAPTER XII FINANCE，ACCOUNTING AND TAX

第十二章 财务、会计和税务

12.1 Finance and Accounting Policy

第12.1条  财务和会计制度

The Company’s finance and accounting policy (“Finance and Accounting Policy”) shall be established according to the Corporate Accounting Standard and Corporate Accounting Policy made by The Ministry of Finance of People’s Republic of China, other related Chinese law, and the company’s specific situation. The company shall prepare its legal accounting report in compliance with China Accounting Standards.

公司的财务和会计制度（“财务和会计制度”）应当根据中国财政部制订的企业会计标准、企业会计制度和其他有关的中国法律之规定以及公司的具体情况制定。公司应根据中国会计标准准备公司的法定会计报告。

12.2 Fiscal Year

第12.2条  会计年度

The Company’s fiscal year is from January 1st to December 31st of each calendar year.

公司应当采用日历年作为其会计年度，由每日历年的一月一日至十二月三十一日为一会计年度。

12.3 Bookkeeping Base Currency

第12.3条  记帐本位币

The Company shall use RMB as the bookkeeping base currency. When actual income and expenditure are currencies other than RMB, it shall be converted to RMB based on finance and accounting policy, and the original currency and amount shall be recorded.

公司应当采用人民币为记帐本位币。当实际收取和支出的金额为人民币以外的其他货币时，则在记帐时应当根据财务和会计制度将其折算成人民币，但同时应当记录原来货币和所涉金额。

12.4 Bank Account

第12.4条  银行帐户

The company shall open accounts in RMB and foreign currency in any banks in China that are approved by relevant departments to operate; The Company shall open bank account in foreign currency outside of China if approved by the State Administration of Foreign Exchange. Opening, using and canceling of any bank accounts shall be proposed by general manager and approved by Board of Directors.

公司可在中国境内任何经中国有关部门批准经营此类业务的银行开立人民币和外币银行帐户；经国家外汇管理局事先批准，也可在中国境外开立外汇银行帐户。公司银行帐户的开立、运用和取消应当由总经理提议并由董事会批准。

13.5 Bookkeeping

第12.5条  帐簿

The company’s accounting voucher, invoice and account book shall be written in Chinese. The company’s financial statements shall reflect the company’s real financial situation and business performance during the recorded period accurately, comprehensively and fairly.

公司的一切记帐凭证、发票和帐册应当以中文书写。公司的各类财务报表应当准确地、完整地和公平地反映该报表日期当时公司的财务状况和该报表所包括的财务期间内公司的经营成果。

12.6 Financial Report

第12.6条  财务报告

The company shall prepare and send unaudited monthly financial statements and reports to all parties.

公司应当准备并向每一方发送月度未经审计的财务报表和报告。

12.7 Auditing

第12.7条  审计

(1) The annual audit of the company's accounting book and statement and other types of audits decided by the Board of Directors shall be conducted by a certified public accountant in China that is appointed by the Board of the Directors. The Company shall submit annual statement and audit report audited by the accountant to all Parties within 90 days of each fiscal year ends.

(1)公司会计帐册和报表的年度审计和由董事会决定的其他审计应由一家由董事会聘任的中国境内注册会计师事务所进行。该注册会计师事务所完成审计后，应当向董事会及总经理提交审计报告。公司应当在每个会计年度结束后九十（90）日内，向每一方送交经该注册会计师事务所审计的年度报表和出具的审计报告。

(2) Any party may audit or appoint a Chinese or International accountant to audit the company’s account book, record and other accounted documents by giving a fourteen (14) days notice in advance, expenses borne by the party.

(2)一方有权于任何时候在提前给予公司十四（14）日通知后自行审计、或聘请中国或国际的会计师事务所审计公司的帐册、记录和其他与公司帐务有关的文件，所需费用由该方承担。

12.8 Tax

第12.8条  税项

The company shall pay taxes in compliance with Chinese law.

公司应当按照中国有关的法律纳税。

CHAPTER XIII PROFITS DISTRIBUTION

第十三章 利润分配

13.1 Profits Distribution

第13.1条  利润分配

General Manager shall propose a profits distribution plan within 90 days of the end of the fiscal year that ends on December 31, and the plan shall be executed after the Board of Director’s approval. The company shall withdraw the reserve funds, expansion funds and bonuses welfare funds (“ Three Funds”) after making up the loss for the previous year and payment of taxes, but the total of each fund should not exceed 5% of the distributable profit after tax in that fiscal year. If the withdrawal of reserve fund accumulated more than 50% of the registered capital, the company has no obligation of withdrawing that fund. If the requirements of withdrawing the three funds and company’s cash flow are met, all distributable profits shall be distributed fully to the Parties based on the proportion set by article 13.2.

在每个终结于十二月三十一日的会计年度结束后九十（90）日内，总经理应当提出公司的利润分配方案，该方案经董事会批准后执行。在补足上年亏损后，公司应当从该会计年度余下的税后利润中提取公司的储备基金、企业发展基金和职工奖励及福利基金（“三项基金”），但上述每项基金的提取总额分别不应超过该会计年度公司的税后可分配利润的百分之五（5%）。储备基金的累积提取额达到注册资本的百分之五十（50%）后，公司即无义务提取该项基金。提取三项基金且公司的流动资金需求得到满足后，所有税后可分配利润应按照第13.2条规定的利润分配比例全数分配给双方。

13.2 Profit Distribution Proportion

第13.2条 利润分配比例

The company’s profits shall be distributed according to the stock ratio of the Parties.

公司的利润应当完全按双方的股权比例进行分配。

13.3 Payment of Profits Distribution

第13.3条 利润分配的支付

All profits distribution shall be made to the Parties in accordance with article 14.2 and shall be completed within 30 days of the approval of the Board of Directors. The company shall pay the distributed profits in RMB to NHLDG, USD to HKBT or other currencies required by HKBT.

董事会批准的任何利润分配应当在批准后三十（30）日内支付，并应当按第13.2条分配给双方。公司应以人民币向乙方支付利润分配，以美元向甲方支付利润分配。

CHAPTER XIV CURRENCY

第十四章 外汇

14.1 Balance of Foreign Currency

第14.1条  外汇平衡

The company shall be allowed to exchange RMB to other foreign currencies through legal channels to meet its foreign exchange needs:

公司应被允许通过各种合法渠道将人民币收入兑换成外汇，以满足其以下的外汇需要：

(a) pay wages and benefits

(a)用外汇支付或偿付从外国聘请的员工的薪酬和福利；

(b) Use USD or EURO as the unit of foreign exchange payment that is required by contract.

(b)以美元或其他货币为单位的合同所需的外汇付款；

(c) Use USD or EURO as the unit of foreign exchange payment that is required by contract.

(c)支付和偿还公司的外汇借款的借款协议规定的利息、其他数额和本金；

(d) Payment of the sales commission or agency cost to the Company’s oversea agent.

(d)向公司的海外代理人支付销售佣金或代理费用；

(e) Payment of the distributed profits to HKBT.

(e)向甲方分配利润；

(f) Payment of other legal foreign exchange expenditure

(f)公司的其他合法的外汇支出。

CHAPTER XV INSURANCE

第十五章 保险

15.1 Insurance

第15.1条  保险

(1) The company shall buy enough insurance for the asset and responsibility of the Company.

(1)公司应当为公司的资产和责任购买并维持完全和足够的保险。

(2) The Company shall buy insurance from the insurance companies which are licensed for insurance business in China (the “Domestic Insurance Company”).

(2)公司应当向获授权在中国进行保险业务的保险公司（合称“境内保险公司”）投保。

CHAPTER XVI EFFECTIVE, TERM AND TERMINATION

第十六章 生效、期限和终止

16.1 Effective

第16.1条  生效

This Agreement shall be approved by approval authority, and shall be effective from the date when approval authority approves this Agreement with a written approval.

本合同应当提交审批机关审批，并在审批机关书面批准本合同之日起生效。

16.2 Term of Operation

第16.2条  合资经营期限

(1) The term of operation of the Company shall be 20 years after the issuance of the business license.

(1)公司的合资经营期限为自公司营业执照签发之日起20年。

(2) The parties shall jointly submit an application to approval authority before six (6) months of expiration of the term of operation for extending this term (if any approval is required then).

(2)若双方希望延长公司的合资经营期限，应当在期限届满之前至少提前六(6)个月共同向审批机关提交申请（如届时中国法律仍要求获得审批机关的批准）。

16.3 Termination

第16.3条  终止

(1) This Agreement shall be terminated automatically after the expiration of the operation term.

(1)本合同在公司的合资经营期限届满时自动终止。

(2) This Agreement may be terminated with written agreement by the Parties.

(2)本合同可在双方书面同意后随时终止。

(3) Any party can send a written notice to the other party to terminate this agreement if:

(3)在下列任一情况下，任何一方可以向另一方发出书面通知终止本合同：

(a) The other party seriously breach the Agreement, and cannot correct the breach in ninety(90) days after the delivery of written notice;

(a)另一方严重违反本合同，并于该方向违约方通知存在该严重违约之日起的九十（90）日内，仍未纠正该严重违约；

(b) The company fails to operate effectively for six month due to the Force Majeure, and the situation will continue in predicable future;

(b)公司因持续了六个月并在可预见的将来将可能继续的不可抗力事件而不能有效地运营；

(c) The Company for five consecutive years of losses;

(c)公司连续五年亏损；

(d) The enforcement of Chinese Law and any other situation in accordance with the provisions of this Agreement.

(d)中国法律和本合同规定的任何其他情况。

CHAPTER XVII LQUIDATION

第十七章 清算

17.1 Liquidation Procedure

第17.1条  清算程序

At the termination date defined in section 16.3, the Board of directors shall organize liquidation committee. Liquidation committee shall carry out liquidation in according with Chinese law and procedures below:

在本合同按第16.3条终止之日，董事会应当组织清算委员会。清算委员会有责任依照中国法律和以下程序对公司进行清算：

(1) Conduct through check of the property, claim and indebtedness.

(1)对公司的所有资产和债务，以及公司针对他人的一切权利主张以及他人针对公司的一切权利主张作出全面调查。

(2) Work out the statement of assets and liabilities and list of property, get approval of Board of directors, and executive after registering with approving authority.

(2)编制公司的资产、债务、权利主张清单和清算方案报董事会批准并报审批机关备案后执行。

(3) sell all properties of the company.

(3)当执行清算方案时，尽量出售公司的全部资产。

(4) The Liquidation Committee shall sell company property to the best of its ability; sue and be sued in the name of the Company; and use income from selling property of the Company or other sources to pay the debt of the Company. The sale income from the property with mortgage or pledge shall pay the debt in connection with the mortgage or pledge first. The residual income and the income from other property shall pay off debt in accordance with the order below: (a) liquidation fee; (b) unpaid wages and other items; (c) unpaid taxes for Chinese government; and (d) other debts of the Company.

(4)清算委员会应当用最大努力以最佳价格变卖公司的资产；以公司的名义起诉和应诉；以及用出售公司的资产或由其他来源所得的收入偿还公司的债务。如出售设有抵押或质押的公司资产，所得款项应当优先偿还与该抵押或质押有关的债务。余款与出售其他资产所得款项应当用于按以下序列清偿款项：(a)清算费用；(b)欠付职工的工资和其他款项；(c)欠付中国政府的税款；和(d)公司的其他债务。

(5) distribute all the spare money (if any) to the Parties in accordance with the share ratio when finish the liquidation.

(5)在完成执行清算方案后（由清算委员会决定），将所余款项和其他资产（如有）按股权比例分配给每一方。

(6)work out of the final balance, hire auditor for the final audit, and cancel the registration in registration authority and announce the dismiss of the Company after the Board of directors approve the final balance and audit report.

(6)在完成分配后，编制公司最终决算，聘请公司的审计师进行最终审计，并在报董事会及获其批准最终决算和审计报告后，向注册机关办理注销登记手续和公告公司的解散。

CHAPTER XVIII APPLICABLE LAW

第十八章 适用法律

18.1 Applicable Laws

第18.1条  适用法律

The formation, validity, interpretation, execution and settlement of disputes in respect of, this contract shall be governed by the relevant laws of the People s Republic of China.

本合同的订立、效力、解释、履行和争议的解决均受中国法律管辖。

CHAPTER XIX SETTLEMENT OF DISPUTES

第十九章  争议的解决

19.1 Arbitration

第19.1条  仲裁

(1)Any disputes arising from the execution of, or in connection with, the contract shall be settled through friendly consultations between both parties. In case no settlement can be reached through consultations in thirty days of delivery of the dispute in written format by one party, the disputes shall be submitted to the Foreign Economic and Trade Arbitration Commission of the China Council for the Promotion of International Trade for arbitration in accordance with its rules of procedure.

 (1)双方之间因本合同而引起的或与本合同有关的一切争议、纠纷或权利主张（包括但不限于有关本合同效力、解释、履行、修改和终止的争议或权利主张）（统称“争议”）应当首先通过友好协商解决。如果该争议在一方向另一方书面提出存在争议后的三十（30）日内，仍未能通过友好协商解决，则任何一方可随时将该争议提交中国国际经济贸易仲裁委员会，由其按在本合同签订时有效的《中国国际经济贸易仲裁委员会仲裁规则》在北京进行仲裁，并应当书面通知另一方。

(2) The arbitral award is final and binding upon both parties.

(2)仲裁庭作出的任何裁决都为终局裁决，对双方均具有约束力。

(3) Except specified by arbitration court, the arbitration fee (which should includes the attorney fee) should be borne by the losing party.

(3)除非仲裁庭另有规定，仲裁费用（包含律师费）应当由败诉方承担。

CHAPTER XX OTHERS

第二十章 其他

20.1 Notice

第20.1条 通知

Unless otherwise agreed, all documents or written notice which relate to the Company or the Agreement between the Parties or from one party to the other shall be written in Chinese，and shall be delivered by courier or messenger to the address designated in section 2.1(or such other address as one party may designate by this section to the other party).

双方之间所有就本合同、章程或公司而发出的通知和其他通信，以及公司和双方或董事之间的所有通知和其他通信，应当以中文写成（除非双方另有约定），并按本合同第2.1条所述的地址（或以一方按本条规定随时通知另一方的任何其他地址）以专人送递的方式送递。如以专人送递（包括专业速递服务公司送递），则视实际送至另一方当日为有效送达日期。

20.2 Amendment

第20.2条 修改

Any term of this Agreement may be amended or supplemented by amendment agreement or supplementation agreement which signed by both parties, and approved by approving authority.

本合同在签订后的任何修改或补充，应由双方签署修改合同或补充合同并经审批机关批准后方可生效。

20.3 No Partnership

第20.3条 无合伙关系

This agreement shall not constitute or imply any partnership, agency, fiduciary relationship or other relationship between the Parties, other than the rights and obligations expressly set out in this agreement. Neither Party shall make or hold itself out as having authority to make any commitments on behalf of the other party.

本合同条文并不使双方构成合伙关系或经济联盟关系，也无明示或默示地授予一方代表另一方作出行为或承担责任的任何权力。

20.4 Headings

第20.4条 标题

The chapter and clause headings of the Agreement are for convenience of the Parties, and shall not affect the interpretation of the Agreement.

本合同的章节和条款的标题仅为方便查阅而设，不应影响到本合同条文的解释。

20.5 Agreement Language

第20.5条 文字

(1)This agreement was written by Chinese.

(1)本合同以中文写成。

(2)Unless otherwise agreed, all documents or written notice which relate to the Company or the Agreement between the Parties or from one party to the other shall be written in Chinese.

(2)双方之间或一方向另一方就公司或本合同而作出的所有文件或书面通信应当以中文写成，除非双方另有约定。

20.6 Approval and Signing

第20.6条  签署和审批

The Agreement shall have five(5) signed copies. Each party will keep one copy, the Company will keep one copy. Another two copies shall be sent to approving authority and registration authority.

双方签署本合同正本五份。双方和公司各执一(1)份。其余两(2)份分别递交审批机关进行审批和注册机关进行登记。

The Agreement was signed as of March 23, 2015, by authorized representative of the Parties in Lianyungang, China.

本合同由双方的授权代表于二O一五年三月二十三日于中国连云港市签订。

*For purposes of interpreting and enforcing this agreement, terms written in the Chinese language shall control.

*本协议中中英文条款如有冲突，以中文条款为准。

Signing Page

（本页无正文，系连云港正道电池技术有限公司合资经营合同的签字页）

HK BATTERY TECHNOLOGY INC.	JIANGSU NEW HEAD LINE DEVELOPMENT GROUP CO. LTD.
甲方代表（签字）：	乙方代表（签字）：
/s/ Jianguo Xu	/s/ Surong Li
Jianguo Xu, CEO	Surong Li, Financial Director

Time：March 23, 2015

时间：二0一五年三月二十三日